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                                                                   Exhibit 23.1


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated May 16, 1997, included in The Rottlund Company, Inc.'s Form 10-K for the year ended March 31, 1997 and to all references to our firm included in this Registration Statement.



Minneapolis, Minnesota
July 15, 1997

                                            /s/ ARTHUR ANDERSON LLP

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